 Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER

AND PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Marky Corp. (the “Company”) for the quarterly period ended October 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kos Ramirez Maximiliano, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MARKY CORP.

Date: December 16, 2024	By:	/s/ Kos Ramirez Maximiliano
Kos Ramirez Maximiliano Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial and Accounting Officer)